EXHIBIT 10.50

                THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR (II) IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO SKYLINE MULTIMEDIA ENTERTAINMENT, INC., IS EXEMPT FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE SECURITIES LAWS.

                THIS SECURITY IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SENIOR SECURED CREDIT AGREEMENT, DATED AS OF MAY 20, 1998, BY AND AMONG SKYLINE MULTIMEDIA ENTERTAINMENT, INC. AND THE CO-BORROWERS AND LENDERS NAMED THEREIN, AS SUCH AGREEMENT MAY BE AMENDED, MODIFIED OR RESTATED FROM TIME TO TIME AND THAT CERTAIN SECURITY AGREEMENT, DATED AS OF MAY 20, 1998, BY AND AMONG SKYLINE MULTIMEDIA ENTERTAINMENT, INC. AND THE CO-BORROWERS AND LENDERS NAMED THEREIN, AS SUCH AGREEMENT MAY BE AMENDED, MODIFIED OR RESTATED FROM TIME TO TIME.


                     SKYLINE MULTIMEDIA ENTERTAINMENT, INC.

                           Senior Secured Demand Note

May 20, 1998                                                          $500,000
New York, New York                                                    No. 1

                FOR VALUE RECEIVED, Skyline Multimedia Entertainment, Inc., a New York corporation (the "Company"), New York Skyline, Inc., a New York corporation ("NYSI"), Skyline Virtual Reality, Inc., a Delaware corporation ("SVR"), Skyline Chicago, Inc., a Delaware corporation ("SCI"), Skyline Magic, Inc., a Delaware corporation ("SMI") and Skyline Las Vegas, Inc., a Delaware corporation ("SLVI"), hereby promise to pay to Bank of New York, as Trustee for the Employees Retirement Plan of Keyspan Energy Corp., or its registered successors or assigns (the "Registered Holder"), Five Hundred Thousand U.S.

Dollars ($500,000.00) on demand given on or after July 15, 1998 (the date of such demand referred to herein as the "Maturity Date") in accordance with the provisions of this Note. This Note is issued by the Company pursuant to the Senior Secured Credit Agreement, dated as of April 15, 1998 (as such agreement may be amended, modified or restated from time to time, the "Credit Agreement"), by and among the Company, the Company's subsidiaries, the Registered Holder and Prospect Street NYC Discovery Fund, L.P. This Note is secured by the collateral pledged to the Registered Holder pursuant to the Collateral Documents (as defined herein). All capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

                 "Collateral Documents" means the Security Agreement, the Subordination Agreement, the Subsidiary Stock Pledge Agreement, the Subsidiary Guarantee, and the Indemnity, Subrogation and Contribution Agreement (in each case, as the same may be amended, modified or restated from time to time), and all certificates, schedules, exhibits and other documents required to be delivered in connection with such agreements.

                1. Interest. Interest will accrue on the unpaid principal amount of this Note from the date hereof at a rate of 14% per annum; provided, however, that, upon an Event of Default under Section 7.1 of the Credit Agreement, the rate of interest shall increase to a rate per annum of 21%. Interest accrued on this Note shall be payable on the earlier of (a) the Maturity Date, and (b) the date of consummation of an Equity Financing. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                2. Method of Payment. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company shall pay principal and interest on this Note by wire transfer of immediately available funds to the account specified by the Registered Holder in a written notice to the Company delivered at least three Business Days prior to such payment date. If a payment date is other than a Business Day, payment shall be made on the next succeeding Business Day. All payments shall be applied first, to all accrued and unpaid interest hereon, and second, to principal.

                3. Prepayment. At its option, the Company may, from time to time, prepay all or any portion of the principal amount of this Note in cash. Written notice of prepayment under this Section 3 shall be given to the Registered Holder at least 5 days but not more than 30 days before the prepayment date set forth in such notice at the address provided in or pursuant to Section 9 herein. Any such prepayment shall be in an amount of at least $100,000 and in integrals of $10,000, or such lesser amount as equals the then outstanding principal amount of this Note being prepaid, and shall be accompanied by the cash payment of all accrued and unpaid interest on the portion of the principal then being prepaid. Once due notice of prepayment is given, a portion of the principal amount of this Note (in such amount as the notice states shall be prepaid) shall become due and payable on the optional prepayment date.

                4. Repayment. The Company will repay this Note in full, in cash on the Maturity Date at 100% of the then outstanding principal amount of this Note plus accrued but unpaid interest thereon to such date.

                5. Optional Conversion. In the event that an Equity Financing has been consummated no later than July 15, 1998, the holders of this Note may,

at their option, convert all, but not less than all, of the principal amount of this Note such that each $1.00 of principal amount of this Note shall convert into that number of units of securities offered in such Equity Financing as are purchaseable for $1.25. Upon such conversion, accrued and unpaid interest hereon shall be immediately payable to the Registered Holder in cash.

                6. Events of Default; Remedies. Events of Default and the consequences of Events of Default are set forth in Article VII of the Credit Agreement. All provisions of Article VII of the Credit Agreement are specifically hereby incorporated herein in full by this reference.

                7. Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, without expense to the Registered Holder, for a Note or Notes, dated as of the date to which interest has been paid on the unpaid principal amount of the Note or Notes so exchanged, or, if no interest has been paid thereon, then dated as of the date of the Note or Notes so exchanged, each in the principal amount of $250,000, or any multiple thereof (or in any such lesser amount as shall equal the then unpaid principal amount of the Note or Notes so exchanged), for the same aggregate unpaid principal amount as the Note or Notes so surrendered for exchange and each payable to such Person or Persons, or order, as may be designated by such Registered Holder (subject to Section 15 herein); provided, however, that upon any such exchange there shall be filed with the Company the name and address for all purposes hereof of the payee of each Note delivered in the exchange for this Note and such exchanged Note shall in all other respects be in the same form and have the same terms as this Note.

                8. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Registered Holder is a financial institution or other institutional investor its own sworn or notarized agreement shall be satisfactory) or, in the case of any such mutilation upon surrender of this Note, the Company shall (at its expense) execute and deliver in lieu of such Note, a Note of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated Note and dated as of the date to which interest has been paid on the unpaid principal amount of the Note so lost, stolen, destroyed or mutilated, or, if no interest has been paid thereon, then dated as of the date of the Note so lost, stolen, destroyed or mutilated.

                9. Securities Act. This Note has not been registered under the Securities Act of 1933 and applicable state securities laws. Therefore, the Company may require, as a condition of allowing the transfer or exchange of this Note, that the Registered

Holder furnish to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transaction is allowable under the Securities Act of 1933 and applicable state securities laws.

                10. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed by prepaid first class certified mail, return receipt requested, or mailed by overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

                If to the Registered Holder, to:

                Bank of New York, as Trustee for the Employees Retirement Plan of Keyspan Energy Corp.
                c/o The Brooklyn Union Gas Company
                One MetroTech Center
                Brooklyn, NY  11201-3850
                Facsimile No.: (718) 643-1341
                Attn: Thomas Riordan

                with a copy to:

                Cullen & Dykman
                177 Montague Street
                Brooklyn, New York 11201
                Facsimile No.:  (718) 935-1304
                Attn:  Lance D. Myers, Esq.

                If to the Company, to:

                Skyline Multimedia Entertainment, Inc.
                350 Fifth Ave., Suite 612
                New York, NY 10118
                Facsimile No.:  (212) 564-0652
                Attn:  President

                with a copy to:

                Proskauer Rose LLP
                1585 Broadway
                New York, NY 10036
                Facsimile No.: (212) 969-2900
                Attn:  Neil S. Belloff, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 10, be deemed given upon receipt, (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon the earlier of the third Business Day following mailing or upon receipt and (iv) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto at least ten days prior to the effective date of such change.

                11. Headings; Governing Law. The headings used in this Note are for convenience of reference only and do not define or limit the provisions hereof. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                12. Note Register. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of this Note. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

                13. Waiver. Subject to the provisions of the Credit Agreement, any term or condition of this Note may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Note, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Note on any future occasion. All remedies, either under this Note or by law or otherwise afforded, will be cumulative and not alternative.

                14. Amendment. This Note may be amended, supplemented or modified only by a written instrument duly executed by or on behalf the Registered Holder and the Company and otherwise in accordance with the provisions of the Credit Agreement.

                  15. Binding Effect. No obligation of the Company hereunder may be assigned (by operation of law or otherwise) by the Company or assumed by another Person without the prior written consent of the Registered Holder and otherwise in accordance with the provisions of the Credit Agreement and any attempt to do so will be void. This Note or any portion hereof may be assigned by the Registered Holder to any Person; provided, however, that the aggregate principal amount so assigned shall be at least $250,000 (or any such lesser amount as shall equal the then unpaid principal amount of this Note). Subject to the foregoing, this
Note is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns. Prior to the assignment of this Note or any portion hereof by the Registered Holder to any other Person, such Person shall be required to make representations and warranties to the Company substantially similar to those contained in Section 8.4 of the Credit Agreement and agree to be bound by the terms of the Credit Agreement applicable to the Lender.



                         [Remainder Intentionally Blank]

                  IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first above written.


                                        SKYLINE MULTIMEDIA
                                        ENTERTAINMENT, INC.


                                        By:
                                            ----------------------------------
                                             Name:
                                             Title:


                                        NEW YORK SKYLINE, INC.


                                        By:
                                            ----------------------------------
                                             Name:
                                             Title:


                                        SKYLINE VIRTUAL REALITY, INC.


                                        By:
                                            ----------------------------------

                                             Name:
                                             Title:


                                        SKYLINE CHICAGO, INC.


                                        By:
                                            ----------------------------------
                                             Name:
                                             Title:


                                        SKYLINE MAGIC, INC.


                                        By:
                                            ----------------------------------
                                             Name:
                                             Title:

                                         SKYLINE LAS VEGAS, INC.


                                         By:
                                            ----------------------------------
                                             Name:
                                             Title:

                THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR (II) IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO SKYLINE MULTIMEDIA ENTERTAINMENT, INC., IS EXEMPT FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE SECURITIES LAWS.

                THIS SECURITY IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SENIOR SECURED CREDIT AGREEMENT, DATED AS OF MAY 20, 1998, BY AND AMONG SKYLINE MULTIMEDIA ENTERTAINMENT, INC. AND THE CO-BORROWERS AND LENDERS NAMED THEREIN, AS SUCH AGREEMENT MAY BE AMENDED, MODIFIED OR RESTATED FROM TIME TO TIME AND THAT CERTAIN SECURITY AGREEMENT, DATED AS OF MAY 20, 1998, BY AND AMONG SKYLINE MULTIMEDIA ENTERTAINMENT, INC. AND THE CO-BORROWERS AND LENDERS NAMED THEREIN, AS SUCH AGREEMENT MAY BE AMENDED, MODIFIED OR RESTATED FROM TIME TO TIME.


                     SKYLINE MULTIMEDIA ENTERTAINMENT, INC.

                           Senior Secured Demand Note

May 20, 1998                                                $435,000
New York, New York                                                No.2

                FOR VALUE RECEIVED, Skyline Multimedia Entertainment, Inc., a New York corporation (the "Company"), New York Skyline, Inc., a New York corporation ("NYSI"), Skyline Virtual Reality, Inc., a Delaware corporation ("SVR"), Skyline Chicago, Inc., a Delaware corporation ("SCI"), Skyline Magic, Inc., a Delaware corporation ("SMI") and Skyline Las Vegas, Inc., a Delaware corporation ("SLVI"), hereby promise to pay to Prospect Street NYC Discovery Fund, L.P., or its registered successors or assigns (the "Registered Holder"), Four Hundred Thirty Five Thousand U.S. Dollars ($435,000.00) on demand given on or after July 15, 1998 (the date of such demand referred to herein as the "Maturity Date") in accordance with the provisions of this Note. This Note is issued by the Company pursuant to the Senior Secured Credit Agreement, dated as of May 20, 1998 (as such agreement may be amended, modified or restated from time to time, the "Credit Agreement"), by and among the Company, the Company's subsidiaries, the Registered Holder and The Bank of New York, as trustee for the Employees Retirement Plan of Keyspan Energy Corp. This Note is secured by the collateral pledged to the Registered Holder pursuant to the Collateral Documents

(as defined herein). All capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

                 "Collateral Documents" means the Security Agreement, the Subordination Agreement, the Subsidiary Stock Pledge Agreement, the Subsidiary Guarantee, and the Indemnity, Subrogation and Contribution Agreement (in each case, as the same may be amended, modified or restated from time to time), and all certificates, schedules, exhibits and other documents required to be delivered in connection with such agreements.

                1. Interest. Interest will accrue on the unpaid principal amount of this Note from the date hereof at a rate of 14% per annum; provided, however, that, upon an Event of Default under Section 7.1 of the Credit Agreement, the rate of interest shall increase to a rate per annum of 21%. Interest accrued on this Note shall be payable on the earlier of (a) the Maturity Date, and (b) the date of consummation of an Equity Financing. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                2. Method of Payment. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company shall pay principal and interest on this Note by wire transfer of immediately available funds to the account specified by the Registered Holder in a written notice to the Company delivered at least three Business Days prior to such payment date. If a payment date is other than a Business Day, payment shall be made on the next succeeding Business Day. All payments shall be applied first, to all accrued and unpaid interest hereon, and second, to principal.

                3. Prepayment. At its option, the Company may, from time to time, prepay all or any portion of the principal amount of this Note in cash. Written notice of prepayment under this Section 3 shall be given to the Registered Holder at least 5 days but not more than 30 days before the prepayment date set forth in such notice at the address provided in or pursuant to Section 9 herein. Any such prepayment shall be in an amount of at least $100,000 and in integrals of $10,000, or such lesser amount as equals the then outstanding principal amount of this Note being prepaid, and shall be accompanied by the cash payment of all accrued and unpaid interest on the portion of the principal then being prepaid. Once due notice of prepayment is given, a portion of the principal amount of this Note (in such amount as the notice states shall be prepaid) shall become due and payable on the optional prepayment date.

                4. Repayment. The Company will repay this Note in full, in cash on the Maturity Date at 100% of the then outstanding principal amount of this Note plus accrued but unpaid interest thereon to such date.

                5. Optional Conversion. In the event that an Equity Financing has been consummated no later than July 15, 1998, the holders of this Note may, at their option, convert all, but not less than all, of the principal amount of this Note such that each $1.00 of principal amount of this Note shall convert into that number of units of securities offered in such Equity Financing as are purchaseable for $1.25. Upon such conversion, accrued and unpaid interest hereon shall be immediately payable to the Registered Holder in cash.

                6. Events of Default; Remedies. Events of Default and the consequences of Events of Default are set forth in Article VII of the Credit Agreement. All provisions of Article VII of the Credit Agreement are specifically hereby incorporated herein in full by this reference.

                7. Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, without expense to the Registered Holder, for a Note or Notes, dated as of the date to which interest has been paid on the unpaid principal amount of the Note or Notes so exchanged, or, if no interest has been paid thereon, then dated as of the date of the Note or Notes so exchanged, each in the principal amount of $250,000, or any multiple thereof (or in any such lesser amount as shall equal the then unpaid principal amount of the Note or Notes so exchanged), for the same aggregate unpaid principal amount as the Note or Notes so surrendered for exchange and each payable to such Person or Persons, or order, as may be designated by such Registered Holder (subject to Section 15 herein); provided, however, that upon any such exchange there shall be filed with the Company the name and address for all purposes hereof of the payee of each Note delivered in the exchange for this Note and such exchanged Note shall in all other respects be in the same form and have the same terms as this Note.

                8. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Registered Holder is a financial institution or other institutional investor its own sworn or notarized agreement shall be satisfactory) or, in the case of any such mutilation upon surrender of this Note, the Company shall (at its expense) execute and deliver in lieu of such Note, a Note of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated Note and dated as of the date to which interest has been paid on the unpaid principal amount of the Note so lost, stolen, destroyed or mutilated, or, if no interest has been paid thereon, then dated as of the date of the Note so lost, stolen, destroyed or mutilated.

                9. Securities Act. This Note has not been registered under the Securities Act of 1933 and applicable state securities laws. Therefore, the Company may require, as a condition of allowing the transfer or exchange of this Note, that the Registered Holder furnish to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transaction is allowable under the Securities Act of 1933 and applicable state securities laws.

                10. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed by prepaid first class certified mail, return receipt requested, or mailed by overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

                If to the Registered Holder, to:

                Prospect Street NYC Discovery Fund, L.P.
                250 Park Avenue,  17th Floor
                New York, N.Y.  10177
                Facsimile No.: (212) 490-1566
                Attn: John F. Barry, III

                with a copy to:

                Morgan, Lewis & Bockius, LLP
                101 Park Avenue
                New York, N.Y.  10178
                Facsimile No.:  (212) 309-6273
                Attn:  Ira White, Esq.

                If to the Company, to:

                Skyline Multimedia Entertainment, Inc.
                350 Fifth Ave., Suite 612
                New York, NY 10118
                Facsimile No.:  (212) 564-0652
                Attn:  President

                with a copy to:

                Proskauer Rose LLP
                1585 Broadway
                New York, NY 10036
                Facsimile No.: (212) 969-2900
                Attn:  Neil S. Belloff, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 10, be deemed given upon receipt, (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon the earlier of the third Business Day following mailing or upon receipt and (iv) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto at least ten days prior to the effective date of such change.

                11. Headings; Governing Law. The headings used in this Note are for convenience of reference only and do not define or limit the provisions hereof. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                12. Note Register. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of this Note. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

                13. Waiver. Subject to the provisions of the Credit Agreement, any term or condition of this Note may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Note, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Note on any future occasion. All remedies, either under this Note or by law or otherwise afforded, will be cumulative and not alternative.

                14. Amendment. This Note may be amended, supplemented or modified only by a written instrument duly executed by or on behalf the Registered Holder and the Company and otherwise in accordance with the provisions of the Credit Agreement.

                  15. Binding Effect. No obligation of the Company hereunder may be assigned (by operation of law or otherwise) by the Company or assumed by another Person without the prior written consent of the Registered Holder and otherwise in accordance with the provisions of the Credit Agreement and any attempt to do so will be void. This Note or any portion hereof may be assigned by the Registered Holder to any Person; provided, however, that the aggregate principal amount so assigned shall be at least $250,000 (or any such lesser amount as shall equal the then unpaid principal amount of this Note). Subject to the foregoing, this
Note is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns. Prior to the assignment of this Note or any portion hereof by the Registered Holder to any other Person, such Person shall be required to make representations and warranties to the Company substantially similar to those contained in Section 8.4 of the Credit Agreement and agree to be bound by the terms of the Credit Agreement applicable to the Lender.



                         [Remainder Intentionally Blank]

                  IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first above written.


                                      SKYLINE MULTIMEDIA
                                      ENTERTAINMENT, INC.


                                      By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                      NEW YORK SKYLINE, INC.


                                      By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                      SKYLINE VIRTUAL REALITY, INC.


                                      By:
                                          -----------------------------------
                                          Name:
                                          Title:



                                      SKYLINE CHICAGO, INC.


                                      By:
                                          -----------------------------------
                                          Name:
                                          Title:


                                      SKYLINE MAGIC, INC.


                                      By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                      SKYLINE LAS VEGAS, INC.


                                      By:
                                          -----------------------------------
                                          Name:
                                          Title: